May 1, 1999

                  CARILLON FUND, INC.
-----------------------------------------------------------
     Carillon Fund, Inc. is a mutual fund with seven separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. The Portfolios' investment objectives are:

     THE EQUITY PORTFOLIO seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     THE BOND PORTFOLIO seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

     THE CAPITAL PORTFOLIO seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

     THE S&P 500 INDEX PORTFOLIO seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

      THE S&P MIDCAP 400 INDEX PORTFOLIO seeks investment results that correspond to the total return performance of U.S.
common stocks, as represented by the S&P MidCap 400 Index.

     THE BALANCED INDEX PORTFOLIO seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

      THE MICRO-CAP PORTFOLIO seeks long-term appreciation of capital by investing primarily in the common stocks of domestic companies with smaller market capitalizations.


THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE
ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS.  WE
SUGGEST THAT YOU READ IT AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UCCF 514M 5-99

                       TABLE OF CONTENTS


INTRODUCTION TO THE FUND..................................1
PORTFOLIO PROFILES........................................1
  EQUITY PORTFOLIO PROFILE................................1
  BOND PORTFOLIO PROFILE..................................3
  CAPITAL PORTFOLIO PROFILE...............................6
  S&P 500 INDEX PORTFOLIO PROFILE.........................8
  S&P MIDCAP 400 INDEX PORTFOLIO.........................19
  BALANCED INDEX PORTFOLIO...............................11
  MICRO-CAP PORTFOLIO PROFILE............................14

PORTFOLIO OPERATING EXPENSES.............................16

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS..........17
  FOREIGN SECURITIES.....................................17
  FOREIGN CURRENCY TRANSACTIONS..........................17
  JUNK BONDS.............................................18
  REPURCHASE AGREEMENTS..................................18
  REVERSE REPURCHASE AGREEMENTS..........................18
  FUTURES CONTRACTS AND OPTIONS ON FUTURES  CONTRACTS....18
  OPTIONS ON SECURITIES INDICES..........................20
  COLLATERALIZED MORTGAGE OBLIGATIONS....................21
  LENDING PORTFOLIO SECURITIES...........................21
  MIXED FUNDING..........................................21
  OTHER INFORMATION......................................21

FUND MANAGEMENT..........................................22
  INVESTMENT ADVISER.....................................22
  ADVISORY FEE...........................................23
  EXPENSES...............................................23
  CAPITAL STOCK..........................................23
  VALUATION OF PORTFOLIO SHARES..........................24

DIVIDENDS AND DISTRIBUTIONS..............................24

TAXES....................................................24

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT........25

PREPARING FOR YEAR 2000..................................25

S&P DISCLAIMER...........................................25

FINANCIAL HIGHLIGHTS.....................................26

APPENDIX A: RATINGS......................................31
  CORPORATE BOND RATINGS.................................31
  COMMERCIAL PAPER RATINGS...............................32

APPENDIX B: S&P 500 AND S&P MIDCAP 400 RETURNS...........33

                INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of the seven Portfolios of Carillon Fund, Inc. (the "Fund"). The Portfolios are mutual funds used solely as investment options for variable annuity or variable life insurance contracts offered by The Union Central Life Insurance Company ("Union Central"). Although you cannot purchase shares of the Portfolios directly, you can instruct Union Central how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. More detailed information about some of the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

                   PORTFOLIO PROFILES

EQUITY PORTFOLIO PROFILE

Investment Objective
The Equity Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Equity Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Equity Portfolio's investment strategy is based upon the belief of the Fund's investment adviser (the "Adviser") that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

     > securities are out-of-favor,
     > price/earnings ratios are relatively low, > investment expectations are limited, and > there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, the Adviser expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

PRIMARY RISKS

> Market risk:   The Equity Portfolio's total return, like stock
prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Financial risk: The Equity Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

> Investment style risk: The Equity Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Equity Portfolio. The bar chart shows the Portfolio's performance in each of the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                       Annual Total Return

[The bar chart displayed here shows the Total Returns for the calendar years as follows:
        11.79%, 1989
       -15.45%, 1990
        45.55%, 1991
        11.78%, 1992
        14.11%, 1993
         3.42%, 1994
        26.96%, 1995
        24.52%, 1996
        20.56%, 1997
       -15.31%, 1998 ]

The Equity Portfolio's return for the most recent calendar quarter ended March 31, 1999, was -7.12%. During the period shown in the bar chart, the highest return for a calendar quarter was 26.7% (quarter ending 3/31/91) and the lowest return for a quarter was -23.9% (quarter ending 9/30/90).

 Average Annual Total Returns for Years Ended December 31, 1998

                       1 Year    5 Years   10 Years
Equity Portfolio       -15.3%%   10.8%     15.0%
Russell 2000           -3.5%     10.2%     11.1%

BOND PORTFOLIO PROFILE

Investment Objective
The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
The Bond Portfolio normally will invest at least 75% of the value of its assets in:

- publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's,
- obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or
- cash and cash equivalents.

Up to 25% of the Bond Portfolio's total assets may be invested in:

- debt securities that are unrated or below investment-grade bonds ("high yield" or "junk" bonds),
- convertible debt securities,
- convertible preferred and preferred stocks, or
- other securities.

The Bond Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix A: Ratings - Corporate Bond Ratings.

Primary Risks

- Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

     The Portfolio maintains an intermediate-term average maturity (5 to 15 years), and is therefore subject to a moderate to high level of interest rate risk.

- Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security.

     The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high.
Therefore, the credit risk of the Portfolio is expected to be low. As of December 31, 1998, the average quality of the Portfolio, as rated by Moody's Investors Service, was AA2 (See
Appendix A:  Ratings - Corporate Bond Ratings).   However,
certain individual securities held in the Portfolio may have substantial credit risk. The Portfolio may contain up to 25% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's Investors Services and below BBB by Standard & Poor's Corporation (See Appendix A: Ratings - Corporate Bond Ratings). As of December 31, 1998, 15.1% of the debt securities held by the Bond Portfolio were of less than investment grade.

- Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

- Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Portfolio is expected to be low to moderate. Other factors, including interest rate risk and credit risk can cause fluctuation in bond prices.


Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Bond Portfolio. The bar chart shows the Portfolio's performance in each of the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and 10 calendar years and compare with those of a broad-based bond index. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                       Annual Total Return

[The bar chart displayed here shows the Total Returns for the calendar years as follows:
        10.72%, 1989
         8.66%, 1990
        17.89%, 1991
         7.65%, 1992
        11.94%, 1993
        -1.63%, 1994
        19.03%, 1995
         7.19%, 1996
        11.02%, 1997
         6.52%, 1998 ]

The Bond Portfolio's return for the most recent calendar quarter ended March 31, 1999, was -0.1%.During the period shown in the bar chart, the highest return for a calendar quarter was 6.1% (quarter ending 6/30/95) and the lowest return for a quarter was -1.6% (quarter ending 3/31/94).

 Average Annual Total Returns for Years Ended December 31, 1998


                               1 Year  5 Years  10 Years

Bond Portfolio                 6.5%    8.2%     9.8%
Lehman Aggregate Bond Index    8.7%    7.3%     9.3%

CAPITAL PORTFOLIO PROFILE

Investment Objective
The Capital Portfolio seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above-average quality by investing in equity securities, debt instruments and money market instruments.

Investment Strategies
There are no percentage limitations on the class of securities in which the Capital Portfolio may invest. The Capital Portfolio may invest entirely in equity securities, entirely in debt, entirely in money market instruments, or in any combination of these types of securities at the sole discretion of the Adviser. The Adviser determines the proportion of Capital Portfolio assets invested in equity, debt and money market securities based on fundamental value analysis; analysis of historical long-term returns among equity, debt and money market investments; and other market influencing factors. The fundamental value analysis considers the Adviser's outlook over both the near and long-term, for corporate profitability, short and long-term interest rates, stock price earnings ratios for the market in total and individual stocks and inflation rates. When the investment climate as indicated by the fundamental factors is near historical relationships, the Portfolio will be structured approximately 55%-65% in equity, 35%-45% in debt and 0%-5% in money market securities. In addition, the Adviser considers market monetary policy, equity momentum, market sentiment, economic influences and market cycles in making its asset allocation decision.

Equity Securities. In its equity investments, the Capital
Portfolio emphasizes a combination of several themes in order to diversify its investment exposure. Most stocks purchased by the Portfolio display one or more of the following criteria:

     - Low price earnings ratios in relation to their return on equity.

     - High asset values in relation to stock price.

     - Foreign securities of companies judged to represent better fundamental value than those of similar domestic companies.

     - A high level of dividend payment providing a yield that is competitive with debt investments.

Debt Securities. The Capital Portfolio may invest in rated or unrated debt securities, including obligations of the U.S. Government and its agencies, and corporate debt obligations rated BBB or Baa or higher by a nationally recognized rating service such as Standard & Poor's or Moody's, or, if not rated, of equivalent quality as determined by the investment adviser. Only 25% of the value of any bonds held by the Capital Portfolio may be unrated or less than investment-grade bonds.

Money Market Instruments. The following securities are considered money market instruments if their remaining maturities are less than 13 months: repurchase agreements, U.S.
government obligations, government agency securities, certificates of deposit, time deposits, bankers' acceptances, commercial paper and corporate debt securities.

The Capital Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. See "Futures Contracts and Options on Futures
Contracts," page 19.

Primary Risks

- Asset allocation risks: Because the Adviser has complete discretion regarding allocation of the Capital Portfolio's investments among equity, debt and money market instruments, the primary risk of that Portfolio is that the Adviser will not accurately predict the relative performance of those market segments for any particular economic cycle and may not optimally time reallocations of the Portfolio's assets among those market segments.

- Market risk:   When the Capital Portfolio is substantially
invested in equity securities, its total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Financial risk: The Capital Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases and in the ability of an issuer of a debt security it purchases to pay principal and interest on that security.

- Other risks: The risks relating to the Capital Portfolio's investments in debt securities are the same as those described above for the Bond Portfolio.


Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Capital Portfolio. The bar chart shows the Portfolio's performance in each calendar year since inception. The table shows how the Portfolio's average annual returns for one and five calendar years and since inception compare with those of a broad-based bond and a stock market index. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                      Annual Total Return

[The bar chart displayed here shows the Total Returns for the calendar years as follows:

         26.10%, 1991
         7.93%, 1992
        12.72%, 1993
         0.94%, 1994
        14.28%, 1995
        14.94%, 1996
         7.40%, 1997
       -13.25%, 1998 ]

The Capital Portfolio's return for the most recent calendar quarter ended March 31, 1999, was -2.67%. During the period shown in the bar chart, the highest return for a calendar quarter was 13.5% (quarter ending 3/31/91) and the lowest return for a quarter was -15.2% (quarter ending 9/30/98).

Average Annual Total Returns for Years Ended December 31, 1998

                                                  Since
                               1 Year  5 Years  Inception*
Capital Portfolio              -13.1%    4.3%       7.6%
Lehman Aggregate Bond Index      8.7%    7.3%       9.3%
S&P 500 Index                   28.6%   24.0%      18.3%

*May 1, 1990

S&P 500 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 is not feasible. The Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P 500 should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P 500 Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500.

Although the Adviser will attempt to invest as much of the S&P 500 Index Portfolio's assets as is practical in stocks included among the S&P 500 and futures contracts and related options, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

- Market risk:   The S&P 500 Index Portfolio's total return,
like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- Investment style risk: Stocks of large companies, such as those listed among the S&P 500 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

- Correlation risk: Because the S&P Index Portfolio has expenses, and the S&P 500 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P 500 Index Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the S&P 500 Index whose performance it seeks to replicate. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                    Annual Total Return

[The bar chart displayed here shows the Total Returns for the calendar years as follows:
        23.37%, 1996
        32.72%, 1997
        28.54%, 1998 ]

The S&P 500 Index Portfolio's return for the most recent calendar quarter ended March 31, 1999, was 4.83%. During the period shown in the bar chart, the highest return for a calendar quarter was 21.2% (quarter ending 12/31/98) and the lowest return for a quarter was -9.9% (quarter ending 9/30/98).

Average Annual Total Returns for Years Ended December 31, 1998

                                           Since
                              1 Year      Inception*
S&P 500 Index Portfolio       28.5%       28.2%
S&P 500 Index                 28.6%       28.1%

*December 29, 1995

S&P MidCap 400 INDEX PORTFOLIO PROFILE

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The Carillon S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 5% of its assets in Standard & Poor's Mid-Cap Depositary Receipts(R)
("Mid-Cap SPDR's(R)").   Mid-Cap SPDR's are units of beneficial
interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

  - Market risk:   The S&P MidCap 400 Index Portfolio's total
return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  - Investment style risk: Stocks of medium sized (mid-cap) companies, such as those listed among the S&P MidCap 400 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

  - Correlation risk:  Because the S&P MidCap 400 Index
Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.


BALANCED INDEX PORTFOLIO PROFILE

Investment Objective

The Balanced Index Portfolio seeks investment results, with respect to 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

Investment Strategies
The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities as collateral), and Standard & Poor's Depositary Receipts(R) ("SPDR's") to track the S&P 500 Index and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index").
The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the funds assets.

The Portfolio's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 is not feasible. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)"). SPDR's are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500.

The Portfolio's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Aggregate Bond Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Aggregate Bond Index is not feasible due to the large number of securities in the index (over 7,000). The Portfolio will invest in a representative sample of fixed income securities, which, taken together, are expected to perform similarly to the Lehman
Brothers Aggregate Index.   The Portfolio will attempt to
achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Aggregate Bond Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 20% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.

Primary Risks

  -  Stock Market risk:   The Portfolio's common stock
portfolio, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  - Interest Rate risk: The Portfolio's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally rise when interest rates fall. Likewise, bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuate more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Portfolio's bond portfolio has an intermediate-term average maturity (5 to 15 years), and is therefore expected to have moderate to high level of interest rate risk.


  - Credit Risk: The Portfolio's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative affect on the market value of that security.

     The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be very high.
Therefore, the credit risk of the Portfolio is expected to be low. The average quality of the Lehman Brothers Aggregate Bond Index, which the Portfolio attempts to replicate, was AA2 using Moody's Investors Service (See Appendix A: Ratings - Corporate
Bond Ratings).   Other factors, including interest rate risk and
prepayment risk, cause fluctuation in bond prices.

  - Income Risk: The Portfolio's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

  - Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally low to moderate. Therefore, the prepayment risk of the Portfolio is expected to be low to moderate.

  - Correlation risk: Because the Balanced Index Portfolio has expenses, and the S&P 500 Index and Lehman Brothers Aggregate Bond Index do not, the Portfolio may be unable to replicate precisely the performance of the Index. In addition, the Portfolio intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Aggregate Bond Index, rather than exactly matching the market weighting of each security in its respective index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

MICRO-CAP PORTFOLIO PROFILE

Investment Objective
The Micro-Cap Portfolio seeks long-term appreciation of capital by investing primarily in the common stocks of domestic companies with smaller market capitalizations.

Investment Strategies
The Micro-Cap Portfolio invests at least 70% of its assets in common stocks of companies with market capitalizations of less than $250 million at the time of initial purchase and that the Adviser believes are undervalued in the marketplace. The Portfolio seeks current income from dividends, interest and other sources only when consistent with its primary objective. The Portfolio generally invests the remaining 30% of its total assets similarly, but may invest in other equity securities including foreign securities. A portion of the Portfolio may be invested in money market instruments pending investment or to utilize cash reserves.

Individual security selection will focus on companies which the Adviser believes possess above-average levels of profitability, revenue growth and earnings growth that are selling at price/earnings ratios below their internal growth rate. A significant emphasis will be placed on technical analysis in an effort to identify when a recognition of value occur in the marketplace.

Primary Risks

  -  Market risk:   The Micro-Cap Portfolio's total return, like
stock prices generally, will fluctuate within a wide range, so a share of the Micro-Cap Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

  - Investment style risk: Small companies may lack the depth of management, diversified product offering, financial resources, and competitive strengths of larger companies. Due to these and other factors, some small companies may suffer significant losses. Stocks of small companies may be more volatile than the stocks of larger companies because of lower levels of trading volume and wider spreads between the bid and asked prices of these securities. The prices of the shares of small companies may move independently of the values of larger companies such as those which comprise the Dow Jones Industrial Average and the S&P 500 Index.

  - Financial risk: The Micro-Cap Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Micro-Cap Portfolio. The bar chart shows the Portfolio's performance in each calendar year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of a broad-based stock market index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                       Annual Total Return

[The bar chart displayed here shows the Total Returns for the calendar years as follows:

         -12.89%, 1998

The Micro-Cap Portfolio's return for the most recent calendar quarter ended March 31, 1999, was -1.16%. During the period shown in the bar chart, the highest return for a calendar quarter was 5.6% (quarter ending 3/31/98) and the lowest return for a quarter was -20.4% (quarter ending 9/30/98).

Average Annual Total Returns for Years Ended December 31, 1998

                           1 Year          Since Inception*
                           ------          ---------------
Micro-Cap Portfolio        -12.9%          -13.5%
Russell 2000                -2.2%            0.0%

*November 24, 1997

                PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses of the Portfolios:

EXPENSES (as a percentage of average net assets)

                                                              S&P
                                                             MidCap
                                        S&P 500               400     Balanced
          Equity    Bond      Capital   Index     Micro-Cap  Index    Index
          Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio

Management
Fees         .56%     .47%      .69%      .30%     1.00%     .30%     .30%

Other
Expenses     .06%     .11%      .10%      .13%      .97%     .30%**   .30%**
             ----     ----      ----      ----     -----     ----     ----
Total
Operating
Expenses     .62%     .58%      .79%      .43%      1.07%*   .60%*    .60%*

*  Total Operating Expenses in excess of 2.00% for the Micro-Cap
Portfolio, and in excess of .60% for the S&P MidCap 400 Index and Balanced Index Portfolios are paid by the investment adviser.

** "Other Expenses" for the S&P MidCap 400 Index and Balanced
Index Portfolios are based on estimates.


EXAMPLE

The table below shows the amount of expenses a Shareholder would pay on a $10,000 investment assuming a 5% annual return.+

                                1 Year  3 Years  5 Years  10 Years

Equity Portfolio                 $64     $199     $347     $776

Bond Portfolio                   $59     $186        $325    $727

Capital Portfolio                $81     $253      $440    $981

S&P 500 Index Portfolio          $44     $138      $241    $543

Micro-Cap Portfolio              $202    $624     $1,072   $2,313

S&P MidCap 400 Index Portfolio   $62     $193       N/A     N/A

Balanced Index Portfolio         $62     $193       N/A     N/A

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of a Union Central contract. This table does NOT include any contract or variable account charges. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

-------------
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

           OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Equity, Bond, Balanced Index and Micro-Cap Portfolios
and to 35% of  net assets for the Capital Portfolio.   The S&P
500 Index Portfolio and S&P MidCap 400 Index Portfolio are limited to investing in those foreign securities included in the Standard & Poor's 500 Composite Stock Index and S&P MidCap 400 Index, respectively. Each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Equity, Bond, Balanced Index and Micro-Cap Portfolios and 20% for the Capital Portfolio; for other countries, the applicable limit is 5% for each Portfolio.
"Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

    - political or economic instability in the foreign country;
    - diplomatic developments that could adversely affect the value of the foreign security;
    - foreign government taxes;
    - costs incurred by a Portfolio in converting among various currencies;
    - fluctuation in currency exchange rates;
    - the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
    - in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
    - less publicly available information about foreign issuers than domestic issuers;
    - foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
    - securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
    - there is often less governmental regulation of exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
Each Portfolio other than the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio and Balanced Index Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

JUNK BONDS
The Capital and Bond Portfolios may each invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

     - greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

     - greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

     - limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price.
None of the Portfolios engage extensively in repurchase agreements, but each may engage in them from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before engaging in a repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500 or S&P MidCap 400 Index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Bond and Capital Portfolios may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). These Portfolios may purchase call option contracts to close out a position acquired through the sale of a call option. These Portfolios will only write options that are traded on a domestic exchange or board of trade.

The S&P 500 Index, S&P MidCap 400 Index and Balanced Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDICES
The S&P 500 Index and S&P MidCap 400 Index Portfolios may purchase or sell options on the S&P 500 and S&P MidCap 400 Index, respectively, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. The Balanced Index Portfolio may purchase or sell options on the S&P 500 Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolios other than the S&P 500 Index and S&P MidCap 400 Index Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
The S&P 500 Index, S&P MidCap 400 Index and Balanced Index Portfolios may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest.

The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED FUNDING
The Fund offers its shares, without sales charge, only for purchase by Union Central and its separate accounts to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict between the interests of variable annuity contractowners investing in the Fund and interests of holders of variable universal life insurance policies investing in the Fund. Union Central will report any potential or existing conflicts to the Directors of the Fund. If a material irreconcilable conflict arises, Union Central will, at its own cost, remedy such conflict up to and including establishing a new registered management company and segregating the assets underlying the variable annuity contracts and variable universal life insurance policies. It is possible that at some later date the Fund may offer shares to other investors. The Fund continuously offers shares in each of its Portfolios at prices equal to the respective net asset values of the shares of each Portfolio.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's annual report should be directed to the Fund at (513) 595-2600, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

                       FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Carillon Advisers, Inc., P.O. Box 40407, Cincinnati, Ohio 45240. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of Union Central, a mutual life insurance company organized in 1867 under the laws of Ohio. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA is primarily responsible for the day-to-day management of the S&P 500 Index Portfolio, Equity Portfolio, and Capital Portfolio. The Adviser is in the process of hiring a Portfolio Manager for the Equity Portfolio who will manage the Portfolio on a permanent basis.

Mr. Rodmaker is the Corporate Bond Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since 1989. Mr. Rodmaker is also primarily responsible for the day-to-day management of the Micro-Cap Portfolio, which is currently not available as an investment option under Union Central's variable annuity contracts and variable universal life insurance policies.

Mr. Rodmaker and Michael J. Schultz are primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Schultz is the Mortgage-backed Securities Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central as a portfolio manager since 1992.

Mr. Rodmaker and David M. Weisenburger, CFA, are primarily responsible for the day-to-day management of the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio. Mr. Weisenburger is the Assistant Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since July, 1996. Prior thereto, Mr. Weisenburger was a general securities trader for Ohio National Equity Sales Corp. and a registered representative for Fidelity Investments.


ADVISORY FEE
The Fund pays the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                 Advisory Fee

Equity Portfolio          .65% of the first $50,000,000, .60% of the next
                          $100,000,000, and .50% of all over $150,000,000
                          of the current value of the net assets;

Bond Portfolio            .50% of the first $50,000,000, .45% of the next
                          $100,000,000, and .40% of all over $150,000,000
                          of the current value of the net assets;

Capital Portfolio         .75% of the first $50,000,000, .65% of the next
                          $100,000,000, and .50% of all over $150,000,000
                          of the current value of the net assets;

S&P 500 Index Portfolio   .30% of the current value of the net assets;

Micro-Cap Portfolio       1.00% of the current value of the net assets;

S&P MidCap 400
Index Portfolio           .30% of the current value of net assets; and

Balanced Index Portfolio  .30% of the current value of net assets.

The effective rates paid by each Portfolio are set forth in "Portfolio Operating Expenses" section on page 16.

EXPENSES
The Fund's expenses are deducted from total income before dividends are paid. These expenses, which are accrued daily, include: the fee of the Adviser; taxes; legal, dividend disbursing, bookkeeping and transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Adviser under its investment advisory agreement with the Fund. Certain expenses are paid by the particular Portfolio that incurs them, while other expenses are allocated among the Portfolios on the basis of their relative size (i.e., the amount of their net assets). The Adviser will pay any expenses of the S&P 500 Index Portfolio, the S&P MidCap 400 Index Portfolio and the Balanced Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Micro-Cap Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed 1.00% of that Portfolio's net assets.

CAPITAL STOCK
The Fund currently has seven classes of stock, one for each Portfolio. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The Fund's sole shareholder, Union Central, will vote Fund shares allocated to its registered separate accounts in accordance with instructions received from its contract owners. However, by virtue of Fund shares allocated to its other separate accounts, Union Central currently has voting control and can make fundamental changes regardless of the voting instructions received from its contract owners.

VALUATION OF PORTFOLIO SHARES
The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange
(normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except:

     - when the New York Stock Exchange is closed and

     - any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

Portfolio shares are valued by:

     - adding the values of all securities and other assets of the Portfolio,

     - subtracting liabilities and expenses, and

     - dividing by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Other-wise, such securities are valued at fair value as determined in good faith by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

                DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio consists of all dividends or interest earned by that Portfolio, minus estimated expenses (including the investment advisory fee). All net realized capital gains, if any, of each Portfolio are distributed periodically, no less frequently than annually. All dividends and distributions of a Portfolio are reinvested in additional shares of the Portfolio at net asset value.

                            TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Because the sole shareholder of the Fund is Union Central, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee,
Wisconsin 53201-0701, acts as Custodian of the Fund's assets, and is its bookkeeping, transfer and dividend disbursing agent.

                     PREPARING FOR YEAR 2000

Like all financial services providers, the Adviser utilizes systems that may be affected by Year 2000 transition issues. In addition to the Adviser, the Fund relies on service providers, including the Fund's custodian, transfer agent, and dividend disbursing agent, that also may be affected. The Adviser has advised the Fund that it has developed, and is in the process of implementing, a Year 2000 transition plan. Management of the Fund is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While the Adviser has made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this prospectus, Fund management does not anticipate that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Adviser has advised Fund management that it currently anticipates that its systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that it will be successful, or that interaction with other service providers will not impair the Adviser's services at that time.

                    S&P 500 DISCLAIMER

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

See further information in the Statement of Additional
Information.

                 FINANCIAL HIGHLIGHTS

The financial statements for the year ended December 31, 1998, have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information. The financial statements for the years ended December 31, 1997, December 31, 1996 and December 31, 1995 have been audited by Deloitte & Touche LLP, whose reports expressed unqualified opinions on those statements. The financial statements for the year ended December 31, 1994 have been audited by another independent accountant, whose report expressed an unqualified opinion on those statements. These financial highlights should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's annual report which may be obtained without charge. (See "Other Information" below.)

                                           Equity Portfolio

                                         Year ended December 31,

                              1998      1997      1996      1995      1994
                              ------    ------    ------    ------    ------
Net Asset Value,
 Beginning of year            $20.35    $19.45    $16.54    $14.30    $14.58

Investment Activities:
 Net investment income           .25       .23       .29      .24        .20
 Net realized and
  unrealized gains (losses)    (2.80)     3.23      3.61     3.36        .31
                              -------   -------   -------   -------   -------
Total from
 Investment Operations         (2.55)     3.46      3.90     3.60        .51

Distributions:
 Net investment income          (.23)     (.27)     (.27)    (.23)      (.19)
 Net realized gains            (2.68)    (2.29)     (.72)    (1.13)     (.60)
                              -------   -------   -------   -------   -------
 Total Distributions           (2.91)    (2.56)     (.99)    (1.36)     (.79)

Net Asset Value,
 End of year                  $14.89    $20.35    $19.45    $16.54    $14.30
                              ======    ======    ======    ======    ======
Ratios/Supplemental Data:
 Total Return <F1>            (15.31%)   20.56%    24.52%    26.96%     3.42%

 Ratio of Expenses to
  Average Net Assets             .62%      .62%      .64%      .66%      .69%

  Ratio of Net Investment
  Income to Average
   Net Assets                   1.41%     1.23%     1.66%     1.73%     1.45%

Portfolio Turnover Rate        62.50%    57.03%    52.53%    34.33%    40.33%

Net Assets, End of Period
   (in thousands)             $248,783  $335,627  $288,124  $219,563  $157,696

<F1> Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                                  FINANCIAL HIGHLIGHTS

                                       (Continued)

                                            Bond Portfolio

                                         Year ended December 31,

                              1998      1997      1996      1995      1994
                              -------   -------   -------   -------   -------
Net Asset Value,
 Beginning of year            $11.29    $10.91    $11.07    $10.04    $11.30

Investment Activities:
 Net investment income           .77       .79       .79       .88       .77
 Net realized and
 unrealized gains (losses)      (.05)      .37      (.04)      .98      (.95)
                              -------   -------   -------   -------   -------
 Total from
 Investment Operations           .72      1.16       .75      1.86      (.18)
 Distributions:
  Net investment income         (.76)     (.72)     (.87)     (.83)     (.78)
  In excess of
   net investment income          --        --      (.04)      --         --
  Net realized gains            (.12)     (.06)      --        --       (.30)
                              -------   -------   -------   -------   -------
 Total Distributions            (.88)     (.78)     (.91)     (.83)    (1.08)

 Net Asset Value,
  End of year                 $11.13    $11.29    $10.91    $11.07    $10.04
                              =======   =======   =======   =======   =======
 Ratios/Supplemental Data:
   Total Return <F1>            6.52%    11.02%     7.19%    19.03%   (1.63%)

Ratio of Expenses to
   Average Net Assets            .58%      .60%      .62%      .65%     .68%

Ratio of Net Investment
 Income to
 Average Net Assets              6.8%     7.15%     7.24%     7.43%    7.21%

Portfolio Turnover Rate        67.57%   113.41%   202.44%   111.01%   70.27%

Net Assets, End of Period
     (in thousands)           $113,762  $99,892   $85,634   $73,568   $55,929

<F1>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                           FINANCIAL HIGHLIGHTS

                               (Continued)

                                        Capital Portfolio

                                       Year ended December 31,

                              1998      1997      1996      1995      1994
                              ------    ------    ------    ------    ------
Net Asset Value:
  Beginning of period         $14.10    $14.95    $13.72    $13.19    $13.81

Investment Activities:
  Net investment income          .41       .62       .63       .64       .52
  Net realized and
   unrealized gains (losses)   (2.14)      .37     1.36       1.15      (.39)
                              ------    ------    ------    ------    ------
Total from
 Investment Operations         (1.73)      .99     1.99       1.79      .13

Distributions:
  Net investment income        (.45)     (.66)     (.57)     (.64)     (.52)
  Net realized gains           (.72)    (1.18)     (.19)     (.62)     (.23)
                              ------    ------    ------    ------    ------
Total Distributions           (1.17)    (1.84)     (.76)    (1.26)     (.75)

Net Asset Value,
  End of period               $11.20    $14.10    $14.95    $13.72    $13.19
                              ======    ======    ======    ======    ======
Ratios/Supplemental Data:
  Total Return <F1>           (13.25%)    7.40%    14.94%    14.28%     .94%
  Ratio of Expenses
    to Average Net Assets        .79%      .77%      .77%      .77%     .80%
  Ratio of Net Investment
    Income to Average
    Net Assets                  3.27%     4.22%     4.42%     4.99%     4.25%
  Portfolio Turnover Rate     165.00%    60.84%    53.11%    43.83%    41.89%

Net Assets, End of Period
(in thousands)                $109,678  $148,830  $159,294  $145,623  $119,263

<F1>  Total Return does not reflect expenses that apply to the separate account or the related insurance policies. Inclusion of these charges would reduce the Total Return figures for all periods shown.

                               FINANCIAL HIGHLIGHTS

                           (Continued)

                                     S&P 500 Index Portfolio

                                      Year Ended December 31,

                                      1998      1997      1996 <F1>
                                      ----      ----      ----
Net Asset Value,
     Beginning of Year                $15.74    $12.13    $10.00

Investment Activities:
     Net investment income               .20       .20       .20
     Net realized and unrealized
          gains/(losses)                4.21      3.72      2.12
                                      ------    ------    ------
Total from Investment Operations        4.41      3.92      2.32

Distributions:
     Net investment income              (.20)     (.21)     (.19)
     Net realized gains                 (.46)     (.10)       --
                                      ------    ------    ------
Total Distributions                     (.66)     (.31)     (.19)

Net Asset Value,
     End of Year                      $19.49    $15.74    $12.13
                                      ======    ======    ======
Total Return, not annualized          28.54%     32.72%    23.37%

Ratios/Supplemental Data
Ratio of Net Expenses to
     Average Net Assets                 .43%       .50%      .59%<F2>

Ratio of Net Investment
     Income to Average Net Assets      1.25%      1.48%     2.14%<F2>

Portfolio Turnover Rate                2.64%      9.06%     1.09%

Net Assets, End of Year (000's)       $131,345  $55,595   $29,205

<F1> The portfolio commenced operation on December 29, 1995. The financial highlights table for the period ending December 31, 1995 is not presented because the activity for the period did not round to $0.01 in any category of the reconciliation of beginning to ending net asset value per share. The ratios and total return were all less than 0.1%. The net assets at December 31, 1995 were $305,148.

<F2> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .25% for the year ended December 31, 1996, had the Adviser not waived a portion of its fee.

                      FINANCIAL HIGHLIGHTS
     (Continued)

                                          Micro-Cap Portfolio

                                       Year Ended     For the Period
                                       December 31,   From November 24, 1997
                                       1998           to December 31, 1997(1)
                                       ------         ------
Net Asset Value,
     Beginning of Year                 $ 9.93         $10.00

Investment Activities:
     Net investment income (loss)        (.10)          (.01)
     Net realized and unrealized
          gains/(losses)                (1.18)          (.06)
                                       ------         ------

Total from Investment Operations        (1.28)          (.07)

Distributions:
     Net investment income                --             --
     Net realized gains                   --             --
                                       ------         ------
Total Distributions                       --             --

Net Asset Value,
     End of Year                       $ 8.65         $ 9.93
                                       ------         ------
Total Return                           (12.89%)       ( 0.7%)

Ratios/Supplemental Data
Ratio of Net Expenses to
     Average Net Assets                  1.97%<F1>      2.00%<F1>

Ratio of Net Investment loss
     to Average Net Assets              (1.10%)<F1>    (1.16%)<F1>

Portfolio Turnover Rate                 64.22%           --

Net Assets, End of Year (000's)         $2,595         $2,980

<F1> The ratios of net expenses to average net assets would have increased and net investment income to average net assets would have decreased by .74% for the year ended December 31, 1998, and 3.00% for the period ended December 31, 1997, had the Adviser not reimbursed expenses. These ratios are annualized.

                  APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Services, Inc.

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Rating Services

     AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:
     - management;
     - economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
     - competition and customer acceptance of products;
     - liquidity;
     - amount and quality of long-term debt;
     - ten-year earnings trends;
     - financial strength of a parent company and the relationships which exist with the issuer; and
     - recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Rating Services

Commercial paper rated A by Standard & Poor's Rating Services has the following characteristics:

     - Liquidity ratios are better than the industry average.
     - Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
     - The issuer has access to at least two additional channels of borrowing.
     - Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
     - Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

    APPENDIX B:  S&P 500 and  S&P MIDCAP 400 RETURNS

S&P 500 RETURNS
To illustrate the market risks relating to changes in stock prices, the following table shows the average returns of the S&P 500 for the period from 1926 to 1998:

                S&P 500 Returns (1926-1998)
                Over Various Time Horizons

                1 Year      5 Years     10 Years    20 Years
     Best         54.0%       24.1%       20.1%       17.75%
     Worst       -43.3 %     -12.5%       -0.9%        3.1%
     Average      13.2%       10.7%       11.2%       11.1%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the S&P 500 and NOT of our S&P 500 Index Portfolio. There is no assurance that the Portfolio will be able to replicate the performance of the Index.


S&P MIDCAP 400 RETURNS
To illustrate the market risks relating to changes in stock prices, the following table shows the average returns of the S&P MidCap 400 Index for the period from the inception date of the Index (July, 1991) to 1998:

              S&P MidCap 400 Returns (July, 1991-1998)
                 Over Various Time Horizons

                           1 Year     5 Years
     Best                  32.3%      32.3%
     Worst                 -3.6%      -3.6%
     Average               17.7%      17.7%

Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. These returns are those of the S&P MidCap 400 Index and not of our S&P MidCap 400 Index Portfolio. There is no assurance that the Portfolio will be able to replicate the performance of the Index. Further, for almost the entire period of the existence of the S&P MidCap 400 Index, there has been a bull market. There can be no assurance that these market conditions will continue.

[Back Cover Page]
A Statement of Additional Information dated May 1, 1999, which contains further information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or its annual and semi-annual reports may be obtained without charge by calling the Fund at (513) 595-2600, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Copies of Fund documents may be requested by writing to the Public reference Section of the SEC, Washington, D.C. 20549-6009.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.

File 811-04000

                 CARILLON FUND, INC.

         STATEMENT OF ADDITIONAL INFORMATION

May 1, 1999

     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Carillon Fund, Inc.'s ("Fund") current Prospectus, dated May 1, 1999, which may be obtained by calling the Fund at (513) 595-2600, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

Carillon Fund, Inc. is a diversified, open-end management investment company.



                    TABLE OF CONTENTS
                                                            Page
Investment Policies (1)........................................2
 Money Market Instruments and Investment  Techniques...........2
 Certain Risk Factors Relating to High-Yield, High-Risk Bonds..6
 Investments in Foreign Securities.............................6
 Futures Contracts.............................................7
 Options.......................................................9
 Lending Portfolio Securities.................................13
Investment Restrictions.......................................13
Portfolio Turnover ...........................................16
Management of the Fund (22)...................................17
 Directors and Officers.......................................17
 Investment Adviser...........................................19
 Payment of Expenses..........................................20
 Advisory Fee.................................................21
 Investment Advisory Agreement................................21
 Administration...............................................22
 Service Agreement............................................23
 Securities Activities of Adviser.............................23
Determination of Net Asset Value (24).........................24
Purchase and Redemption of Shares (23)........................24
Taxes (24)....................................................25
Portfolio Transactions and Brokerage..........................25
General Information .......................................26
 Capital Stock................................................26
 Voting Rights................................................27
 Additional Information ......................................28
Independent Auditors .........................................28
----------
( ) indicates page on which the corresponding section appears in the Prospectus.

UCCF 515 5-99

                   CARILLON FUND, INC.

                   INVESTMENT POLICIES

     The following specific policies supplement the Fund's
"Investment Objectives and Policies" set forth in the Prospectus.

Money Market Instruments and Investment Techniques

     Certain money market instruments and investment techniques are described below. Money market instruments may be purchased extensively by the Capital Portfolio. They may also be purchased by the Equity, Bond, S&P 500 Index, S&P Midcap 400 Index, Balanced Index and Micro-Cap Portfolios to a very limited extent (to invest otherwise idle cash) or on a temporary basis (if invested in money market instruments for defensive purposes).

SMALL BANK CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of securities in which the respective Portfolio may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

     If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

U.S. GOVERNMENT OBLIGATIONS. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

GOVERNMENT AGENCY SECURITIES. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

TIME DEPOSITS. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

BANKERS' ACCEPTANCE. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

     Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS   The Federal
National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

MORTGAGE-RELATED SECURITIES.   Each Portfolio of the Fund other
than the S&P 500 Index Portfolio and S&P Midcap 400 Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio and the S&P Midcap 400 Index Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

     Each Portfolio of the Fund other than the S&P 500 Index Portfolio and the S&P Midcap 400 Index Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

     Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

     The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

SENSITIVITY TO INTEREST RATES AND ECONOMIC CHANGES. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

PAYMENT EXPECTATIONS. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities

AMERICAN DEPOSITARY RECEIPTS.   American Depositary Receipts
("ADRs") may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

FOREIGN EXCHANGE.    If a foreign country cannot generate
sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS.   Each Portfolio that
engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which related payments are made or received.

     Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

FOREIGN MARKETS.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

FOREIGN DEBT SECURITIES.   Investing in foreign debt securities
will expose the Portfolios to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions
within the relevant country.   Additional country-related
factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Futures Contracts

     For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, the S&P Midcap 400 Index Portfolio and the Balanced Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. As a temporary investment strategy, until a Portfolio reaches $25 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.
Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolios do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

     Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500 or S&P 400, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options

     The Bond, Balanced Index and Capital Portfolios may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index Portfolio and S&P Midcap 400 Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts.

     As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

     The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

     Although the Bond, Balanced Index and Capital Portfolios will write only options on U.S. Treasury Securities and options on futures contracts with respect to such securities which are traded on a national exchange or Board of Trade, and the S&P 500 Index Portfolio and S&P Midcap 400 Index Portfolio will write only options on securities among the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500" )** and the Standard & Poor's 400 Mid-Cap Composite Stock Price Index (the "S&P 400 Index")** respectively, and options of futures contracts with respect to such securities, there is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.
** The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P Midcap 400 Index", and "Standard & Poor's Midcap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index or the S&P Midcap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P Midcap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY CARILLON FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 OR S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. **

     The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

     Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

     The Bond, Balanced Index and Capital Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index Portfolio, the S&P Midcap 400 Index Portfolio or the Balanced Index Portfolio may write call options on futures contracts on the S&P 500 or S&P Midcap 400 Index or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of the S&P 500 or S&P Midcap 400 Index than would a direct purchase of securities included in the S&P 500 or S&P Midcap 400 Index. The Portfolios will not write options on futures contracts for speculative purposes.

     A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

     Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

     As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

RISKS. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 and S&P 400 futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

     In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

     Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

LIMITATIONS ON THE USE OF OPTIONS ON FUTURES. The Portfolio will only write options on futures that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. The principal exchanges in the United States for trading options on Treasury Securities are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. These exchanges and trading options on futures are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

     It is the Fund's opinion that it is not a "commodity pool" as defined under the Commodity Exchange Act and in accordance with rules promulgated by the CFTC.

     The Portfolio will not write options on futures contracts for which the aggregate premiums exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     All of the futures options transactions employed by the Portfolio will be BONA FIDE hedging transactions, as that term is used in the Commodity Exchange Act and has been interpreted and applied by the CFTC. To ensure that its futures options transactions meet this standard, the Fund will enter into such transactions only for the purposes and with the intent that CFTC has recognized to be appropriate.

CUSTODIAL PROCEDURES AND MARGINS. The Fund's Custodian acts as the Fund's escrow agent as to securities on which the Fund has written call options and with respect to margin which the Fund must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Fund enters into a closing purchase transaction. In this way, assets of the Fund will never be outside the control of the Fund's custodian, although such control might be limited by the escrow receipts issued.

     At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

     In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

     The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities

     The S&P 500 Index Portfolio, S&P Midcap 400 Index Portfolio and Balanced Index Portfolio may lend portfolio securities with a value up to 10% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain as collateral cash or obligations issued by the U.S. government, its agencies or instrumentalities in an amount equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

     The S&P 500 Index Portfolio may invest in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)") and the S&P Midcap 400 Index Portfolio may invest in Standard & Poor's Mid-Cap Depository Receipts ("MIDCAP SPDRs(R)"). SPDRs and MIDCAP SPDRs are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of the S&P 500 and S&P Midcap 400 Index respectively. While the investment objective of such a unit investment trust is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 and S&P 400, there can be no assurance that this investment objective will be met fully. As SPDRs and MIDCAP SPDRs are securities issued by an investment company, non-fundamental restriction (5) below restricts purchases of SPDRs and MIDCAP SPDRs to 10% of the Portfolio's assets.

                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

     (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

     (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

     (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500 Index Portfolio, S&P Midcap 400 Index Portfolio or Balanced Index Portfolio in compliance with non-fundamental restrictions [8 and 9] below.

     (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

     (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

     (8)     Lend its securities, except that the S&P 500 Index
Portfolio, S&P 400 Index Portfolio and Balanced Index Portfolio may lend securities in compliance with non-fundamental restriction [7] below.

     (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio, S&P Midcap 400 Index Portfolio and Balanced Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.

     (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio.

     (11) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

     (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions, no Portfolio of the Fund may:

     (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

     (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of SPDRs or MIDCAP SPDRs and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

     The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval.
Under these restrictions:

     The S&P 500 Index Portfolio, the S&P Midcap 400 Index
Portfolio and the Balanced Index Portfolio of the Fund may not:

     (6) Lend portfolio securities with an aggregate value of more than 10% of its total assets.

     (7) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $25 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

     (8) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

     If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

     In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of The Union Central Life Insurance Company's ("Union Central") separate accounts may be invested in Fund shares.

                     PORTFOLIO TURNOVER

     Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

     The annual Portfolio turnover rates for the Equity Portfolio were _____% and 57.03%, respectively, for 1998 and 1997. The annual Portfolio turnover rates for the Bond Portfolio were _____% and 113.41%, respectively, for 1998 and 1997. The annual Portfolio turnover rates for the Capital Portfolio were _____% and 60.84%, respectively, for 1998 and 1997. The annual Portfolio turnover rates for the S&P 500 Index Portfolio were _____% and 9.06%, respectively for 1998 and 1997. The annual Portfolio turnover rate for the Micro-Cap Portfolio was _____% for 1998. The annual Portfolio turnover rate for the Micro-Cap Portfolio was _____% for 1998. The annual Portfolio turnover rate for the S&P 400 Midcap Index Portfolio and the Balanced Index Portfolio is expected to be 10% and 10%, respectively.

                    MANAGEMENT OF THE FUND

Directors and Officers

     The directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise noted, the address of each executive officer and director is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name, Address            Position(s) with     Principal Occupation(s)
and Age                  the Fund             During Past Five Years
-------------            ----------------     ----------------------
George M. Callard, M.D.  Director             Professor of Clinical Surgery,
3021 Erie Avenue                              University of Cincinnati
Cincinnati, Ohio 45208
(Age 65)

Theodore H. Emmerich     Director             Consultant; former Partner,
1201 Edgecliff Place                          Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(72)

James M. Ewell           Director             Retired Senior Vice President
9000 Indian Ridge Road                        and Director, The Procter and
Cincinnati, Ohio 45243                        Gamble Company
(83)

Richard H. Finan         Director             Attorney at Law; President of
11137 Main Street                             the Ohio State Senate
Cincinnati, Ohio 45241
(64)

Jean Patrice             Director             Former Interim President,
Harrington, S.C.                              Cincinnati State Technical and
3217 Whitfield Avenue                         Community College; Former
Cincinnati, Ohio 45220                        Executive Director, Cincinnati
(76)                                          Youth Collaborative; President
                                              Emeritus (formerly, President)
                                              College of Mount St. Joseph

John H. Jacobs*          Director,            President and Chief Operating
(52)                     President            Officer,  Union Central;
                         and Chief            Director, President and Chief
                         Executive            Executive Officer, Carillon
                         Officer              Advisers, Inc. ("Adviser");
                                              Director, Carillon Investments,
                                              Inc.; prior to July, 1998,
                                              Officer and employee, Union
                                              Central

Charles W. McMahon       Director             Retired Senior Vice President
19 Iron Woods Drive                           and Director,  Union Central
Cincinnati, Ohio 45239
(79)

Harry Rossi*             Director             Director Emeritus, Union
8548 Wyoming Club Drive                       Central; Director, Adviser;
Cincinnati, Ohio 45215                        former Chairman, President and
(79)                                          Chief Executive Officer, Union
                                              Central

Stephen R. Hatcher       Senior Vice          Executive Vice President and
(56)                     President            Chief Financial Officer, Union
                                              Central; prior to June, 1995,
                                              Officer and employee, Union
                                              Central

John F. Labmeier         Vice President       Vice President, Associate
(50)                     and Secretary        General Counsel and Assistant
                                              Secretary, Union Central; Vice
                                              President and Secretary,
                                              Carillon Investments, Inc.;
                                              Secretary, Adviser

Thomas G. Knipper        Controller           Treasurer, Adviser; prior to
(41)                                          July, 1995, Treasurer of The
                                              Gateway Trust and Vice
                                              President and Controller of
                                              Gateway Advisers, Inc.

John M. Lucas            Assistant            Counsel and Assistant to
(48)                     Secretary            Secretary, Union Central

-----------
* Messrs. Jacobs and Rossi are considered to be "interested persons" of the Fund (within the meaning of the Investment
Company Act of 1940) because of their affiliation with the Adviser.

     Each of the directors also serves as a trustee of Carillon
Investment Trust.

     All directors who are not "interested persons" of the Company are members of the Audit Committee.

     As of the date of this Statement of Additional Information, officers and directors of the Fund do not own any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central or Adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 1998 were $63,657.

                        Compensation Table

     (1)                (2)           (3)          (4)        (5)
Name of Person,      Aggregate     Pension or    Estimated   Total
Position             Compensation  Retirement    Annual      Compensation
                     From          Benefits      Benefits    From
                     Registrant    Accrued As    Upon        Registrant
                                   Part of Fund  Retirement  and Fund
                                   Expenses                  Complex*
                                                             Paid to
                                                             Directors
--------------------------------------------------------------------------

George M. Callard,   $14,800        --            --         $14,800
M.D.
Director

Theodore H. Emmerich $15,900        --            --         $15,900

Director

James M. Ewell       $15,300        --            --         $15,300
Director

Richard H. Finan     $15,300        --            --         $15,300
Director

Jean Patrice
Harrington, S.C.     $15,500        --            --         $15,500
Director

John H. Jacobs         N/A          N/A           N/A          N/A
Director

Charles W. McMahon   $14,800        --            --         $14,800
Director

Harry Rossi            N/A          N/A           N/A          N/A
Director

*     Each of the Directors also serves as a Trustee of Carillon
Investment Trust.
**     Messrs. Callard and McMahon have been deferring their
compensation each year. As of December 31, 1998, the total amount deferred, including interest, was as follows: Dr.
Callard - $$88,337; Mr. McMahon - $116,300.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Agreement") with Carillon Advisers, Inc. ("Adviser") whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are John H. Jacobs, President and Chief Executive Officer; Harry Rossi, Director; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

     Pursuant to the Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

     The Adviser continuously furnishes an investment program for each Portfolio, is responsible for the actual management of each Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund.
The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Payment of Expenses

     Under the terms of the Agreement, in addition to managing the Fund's investments, the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by Firstar Trust Company, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. The Adviser also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

     Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will pay any expenses of the S&P 500 Index Portfolio, S&P Midcap 400 Index Portfolio and Balanced Index Portfolios, other than the advisory fee for those Portfolios, to the extent that such expenses exceed .30% of that Portfolio's net assets. The Adviser will also pay any expenses of the Micro-Cap Portfolio, other than the advisory fee for those Portfolios, to the extent that such expenses exceed 1.00% of that Portfolio's net assets.

     Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

     The Agreement also provides that if the total operating expenses of the Fund, exclusive of the advisory fee, taxes, interest, brokerage fees and certain legal claims and liabilities and litigation and indemnification expenses, as described in the Agreement, for any fiscal year exceed 1.0% of the average daily net assets of the Fund, the Adviser will reimburse the Fund for such excess, up to the amount of the advisory fee for that year. Such amount, if any, will be calculated daily and credited on a monthly basis.

Advisory Fee

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described on page 11 of the Prospectus. The compensation after all waivers for each Portfolio was as follows:
                                        S&P 500             S&P Midcap Balanced
      Equity      Bond       Capital    Index     Micro-Cap 400 Index   Index
Year  Portfolio   Portfolio  Portfolio  Portfolio Portfolio Portfolio Portfolio
----  ---------   ---------  ---------  --------- --------- --------- ---------
1998  $1,704,750  $551,146   $914,153   $274,418  $7,291    -0-       -0-
1997  $1,731,351  $427,729  $1,058,086  $129,253    -0-     -0-       -0-
1996  $1,436,998  $384,084  $1,032,861  $  8,233    N/A     -0-       -0-


     There is no assurance that the Portfolios will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. Any reductions in the rate of advisory fee will be applicable to each Portfolio separately in accordance with the schedule of fees applicable to each Portfolio.

Investment Advisory Agreement

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the directors who are not interested persons of the Adviser, on March 22, 1984. Unless earlier terminated as described below, the Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice. On March 19, 1999 the Agreement was approved for continuance for one (1) year by the Board of Directors by unanimous vote of those present, including a majority of the directors who are not parties to such contract or interested persons of any such party.

     On March 21, 1990, the Board of Directors took steps to activate the Capital Portfolio of the Fund by authorizing the issuance of shares of that Portfolio to a separate account of Union Central. The Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Capital Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Capital Portfolio shares and that therefore only the holders of Capital Portfolio shares were entitled to vote on the amendment. On May 1, 1990, the Union Central separate account invested $15.2 million in the Capital Portfolio in exchange for 1,390,516 shares at a price of $10.95 per share. Union Central, as legal owner of the Capital Portfolio shares purchased by its separate account and as sole shareholder of the Capital Portfolio, approved the Agreement as amended.

     On September 15, 1995, the Board of Directors took steps to activate the S&P 500 Index Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On December 13, 1995, the Board of Directors also approved an amendment to the Investment Advisory Agreement so as to make the Agreement applicable to the Index Portfolio and to specify the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Index Portfolio shares and that therefore only the holders of Index Portfolio shares were entitled to vote on the amendment. The sole shareholder of the Index Portfolio approved the Agreement as amended on January 3, 1996.

     On June 16, 1997, the Board of Directors took steps to activate the Micro-Cap Portfolio of the Fund by authorizing the issuance of shares of that Portfolio. On September 18, 1997, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the Micro-Cap Portfolio and specifying the advisory fee payable by it. The Board determined that the amendment did not affect the interests of the classes of Fund shares other than Micro-Cap Portfolio shares and that therefore only the holders of Micro-Cap Portfolio shares were entitled to vote on the amendment.
The sole shareholder of the Micro-Cap Portfolio approved the Agreement on December 10, 1997.

     On December 16, 1998, the Board of Directors took steps to activate the S&P Midcap 400 Index Portfolio and the Balanced Index Portfolio of the Fund by authorizing the issuance of shares of those Portfolios. On March 19, 1999, the Board of Directors also approved an amendment to the Investment Advisory Agreement making the Agreement applicable to the S&P Midcap 400 Index Portfolio and the Balanced Index Portfolio, and specifying the advisory fee payable by it. The board determined that the amendment did not affect the interests of the classes of Fund shares other than S&P Midcap 400 Index Portfolio and Balanced Index Portfolio shares and that therefore only the holders of S&P Midcap 400 Index Portfolio and Balanced Index Portfolio shares were entitled to vote on the amendment. It is anticipated that the sole shareholder of the S&P Midcap 400 Index Portfolio and the Balanced Index Portfolio will approve the Agreement as amended on or about May 1, 1999.

     The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administration services, the Adviser will be held to a normal standard of liability.

     The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

     If the question of continuance of the Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Administration

     The Adviser is responsible for providing certain administrative functions to the Fund and has entered into an Administration Agreement with Carillon Investments, Inc. ("CII") under which CII furnishes substantially all of such services for an annual fee of .20% of the average net assets of the Bond, Capital and Equity Portfolios, .10% of the average net assets of the Micro-Cap Portfolio, and .05% of the average net assets of the S&P 500 Index Portfolio, S&P Midcap 400 Index Portfolio and Balanced Index Portfolio. The fee is borne by the Adviser, not the Fund. Under the Administration Agreement, CII is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

     Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders of the Equity, Bond and Capital Portfolios at a meeting held on March 20, 1992. The sole shareholder of the S&P 500 Index Portfolio approved the
Service Agreement on January 3, 1996.   The sole shareholder of
the Micro-Cap Portfolio approved the Service Agreement on December 10, 1997. It is anticipated that the sole shareholder of the S&P Midcap 400 Index Portfolio and the Balanced Index Portfolio will approve the Service Agreement on or about May 1, 1999.

Securities Activities of Adviser

     Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

               DETERMINATION OF NET ASSET VALUE

     As described on page 12 of the Prospectus, the net asset value of shares of the Fund is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), when there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Portfolio securities of the Fund will not materially affect the current net asset value of the shares of a Portfolio.

     Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

               PURCHASE AND REDEMPTION OF SHARES

     The Fund offers its shares, without sales charge, only to Union Central and its separate accounts. It is possible that at some later date the Fund may offer shares to other investors.

     The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:
(a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                          TAXES

     Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

     In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains) or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) derive less than 30 percent of its gross income from gains (without deduction for losses) realized on the sale or other disposition of any of the following held for less than three months: securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) or certain foreign currencies. In order to meet the requirements noted above, the Fund may be required to defer disposing of certain options, futures contracts and securities beyond the time when it might otherwise be advantageous to do so. These requirements may also affect the Fund's investments in various ways, such as by limiting the Fund's ability to:(a) sell investments held for less than three months; (b) effect closing transactions on options written less than three months previously; (c) write options for a period of less than three months; and (d) write options on securities held for less than the long-term capital gains holding period. For a discussion of tax consequences to owners of annuity contracts, see the Prospectus for those contracts.

     The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

               PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

     While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

     During 1998, 27% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information. Brokerage commissions paid during 1998, 1997 and 1996 were $740,176, $587,069 and $475,382, respectively.

                    GENERAL INFORMATION

Capital Stock

     The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The Fund is a series fund with seven classes of stock, one for each Portfolio. The authorized capital stock of the Fund consists of one hundred and ninety million shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes: Equity Portfolio consisting of forty million authorized shares; Capital Portfolio consisting of thirty million authorized shares; Bond Portfolio consisting of thirty million authorized shares; S&P 500 Index Portfolio consisting of thirty million authorized shares; Micro-Cap Portfolio consisting of twenty million shares; S&P Midcap 400 Index Portfolio, consisting of twenty million shares; and Balanced Index Portfolio, consisting of twenty million shares.

     The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights

     In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

     All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

     As noted in the Prospectus, Union Central currently has voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information

     This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                 INDEPENDENT AUDITORS

     The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio 45402, independent auditors, as stated in their report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.